Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED

EMPLOYMENT AGREEMENT

This is the Third Amendment to the Amended and Restated Employment Agreement which was originally effective as of January 22, 2003, between Ameron International Corporation, a Delaware corporation (the “Company”), and James S. Marlen (the “Employee”) and was amended by the First Amendment to the Amended and Restated Employment Agreement effective as of September 19, 2007, and the Second Amendment to the Amended and Restated Employment Agreement effective as of March 22, 2010 (together the “Agreement”).

I.

1. Paragraph 1.1 of the Agreement is hereby amended in its entirety to read as follows:

1.1 The term of this Agreement (the “Term”) commenced on January 22, 2003, and is hereby extended to the latest of (1) March 31, 2012, (2) the Effective Time (as such term is defined in that certain Agreement and Plan of Merger, dated as of July 1, 2011, among National Oilwell Varco, Inc., NOV Sub A, Inc. and Ameron International Corporation (the “Merger Agreement”)) and (3) the termination of the Merger Agreement in accordance with its terms, subject to earlier termination in accordance with the provisions of Paragraphs 2.1 and 10 herein. In no event shall the Term of this Agreement extend beyond the expiration of the Term as set forth in the preceding sentence, unless the Company and Employee hereafter expressly agree in writing to extend the Term of this Agreement beyond such date.

II.

Notwithstanding anything in this Agreement to the contrary, the Company hereby confirms and agrees that the restricted stock award granted to the Employee on February 1, 2011 (the “Award”) shall immediately vest in full upon the consummation of a Change of Control (as defined in the Agreement), as described in the Award.

III.

All other terms and conditions of the Agreement are hereby ratified and confirmed.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Third Amendment to Amended and Restated Employment Agreement effective as of July 1, 2011.

AMERON INTERNATIONAL CORPORATION

By:	/s/ John E. Peppercorn
John E. Peppercorn Chairman, Compensation Committee of the Board of Directors

EMPLOYEE

/s/ James S. Marlen
James S. Marlen